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                                                                   Exhibit 10.13

                       PITNEY BOWES OFFICE SYSTEMS, INC.

                         KEY EMPLOYEES' INCENTIVE PLAN

                         Effective as of ______, 2001


           1. Purpose of the Plan. The Pitney Bowes Office Systems, Inc. Key Employees Incentive Plan (the "Plan") is designed to provide additional incentives for key employees of Pitney Bowes Office Systems, Inc. (the "Company") and its subsidiaries and affiliates by the making awards of performance-based incentive compensation. Such awards will be designed to retain or attract, and to provide additional incentive to, key employees, having regard for their individual potential, location, contributions to the Company and other appropriate considerations.

           2. Administration of the Plan.

                  (a) The Committee. The Plan shall be administered by a
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         committee (the "Committee") which shall consist of members of the Board of Directors of the Company (the "Board"), each of who qualifies as a "disinterested person" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (directors meeting both such requirements being hereinafter referred to as "Qualified Directors"), which Committee shall be composed of not less than the minimum number of Qualified Directors from time to time required by Rule 16b-3 or Section 162(m). The Committee shall have full authority to establish rules for the administration of the Plan and to make administrative decisions regarding the Plan or awards hereunder. The Committee may delegate its functions hereunder to the extent consistent with applicable law.

                  (b) Determination Binding. Unless otherwise expressly provided
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         in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any award, or any award agreement or certificate shall be with and in the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons, including the Company, any affiliate, any participant, any holder or beneficiary of any award, and any employee of the Company or of any affiliate.

           3.   Awards.

                  (a) Determination of Participation and Award Amounts. The
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         Committee will determine participants in the Plan and the terms and amounts of each participant's minimum, target and maximum award opportunities hereunder.

                  (b) Award Types. Awards may be in the form of Annual
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         Incentives or cash incentive units ("CIUs"), each as defined below, or any combination of them as may, in the judgment of the Committee be best calculated to further the purposes of the Plan.

                           (i) Annual Incentives shall be awards in the form of annual cash payments of specified percentages of base salary, which are paid based upon the achievement of pre-established annual corporate, unit and/or individual performance objectives.

                          (ii) CIUs represent a right to receive cash, the receipt and amount of which are entirely contingent upon the extent to which specified performance criteria are achieved during a related two year period.

                  (c) Earning Awards. Awards shall be paid hereunder to the
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         extent the Company and participant achieve Performance Goals as specified by the Committee consistent with Section 9(c). Each participant's award opportunity shall be computed based upon a percentage of such participant's annual base salary and shall be denominated in cash in a proportion as determined by the Committee. Each award agreement will identify the minimum, target and maximum levels of performance required for payment of the related award.

                  (d) Award Period. The Committee shall fix the period during
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         which performance is to be measured and the time at which the value of the Annual Incentives or the CIUs are to be paid.
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           4.   Participants. Nothing in the Plan shall prevent a participant from being included in any other employee benefit or stock option or purchase plan of the Company or its affiliates, or from receiving any compensation provided by them. Neither the Plan nor any action taken thereunder shall be understood as giving any person any right to be retained in the employ of the Company or any subsidiary or affiliate, nor shall any person (including participants in a prior year) be entitled as of right to be selected as a participant in the Plan any subsequent year.

           5. Amendment/Termination of Plan. The Committee may amend, suspend, or terminate the Plan in whole or in part at any time; provided, however, that if in the judgment of the Committee such amendment or other action would have a material effect on the Plan, such amendment or other action must be taken by the Board. No amendment that would materially increase the cost of the Plan shall be made effective unless approved by the shareholders of the Company; provided, however, that this Plan may not be amended, suspended or terminated from and after the date of a Change of Control (as hereinafter defined) or in anticipation of a Change of Control so as to reduce or otherwise adversely affect the benefits under outstanding awards to which participants in the Plan would be entitled upon a Change of Control.

           6.   Change of Control.

                  (a) Awards. Except as the Committee may otherwise provide in
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         any award agreement, upon a Change of Control all awards hereunder shall be paid as soon as practicable following the Change in Control in an amount equal to the value of the target award for the relevant performance period in which the Change of Control occurs, multiplied by a fraction, the numerator of which is the number of months (including partial months) in the period beginning on the first day of the relevant performance period and ending on the date of the Change of Control, and the denominator of which is the number of months in such performance period.

                  (b) Change of Control. For purposes of this Plan, a "Change of
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         Control" shall be deemed to have occurred if:

                           (i) There is an acquisition, in any one transaction
                  or a series of transactions (other than from the Company), by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50 percent of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

                          (ii) Individuals who, as of ______, 2001, constitute
                  the Board (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to ______, 2001 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                         (iii) There occurs either (x) the consummation of a
                  reorganization, merger or consolidation, in each case, with respect to which the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, represent, either by remaining outstanding or being converted into securities of the resulting corporation, directly or indirectly, more than 50 percent of, respectively, the then outstanding shares of common stock and the combined voting power of

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                  the then outstanding voting securities entitled to vote
                  generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or (y) an approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

                  (c) Legal Fees. Any right to a payment as provided in this
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         Section 6(a) shall be a contract right of the executives as herein described, enforceable against the Company, its assigns and successors. Upon and following the occurrence of a Change of Control, any decision rendered pursuant to this Section 6 may be contested by any claimant, and the Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which a claimant may reasonably incur as a result of any contest, provided the claimant substantially prevails in the outcome thereof.

           7.   Termination of Employment; Transfer Restrictions.

                  (a) Except as otherwise provided by the Committee, if a participant's employment with the Company terminates due to death, disability or retirement, the participant or his beneficiary, as the case may be, shall be paid as soon as practicable following the date of termination an amount equal to the value of the target award for the relevant performance period in which the termination occurs, multiplied by a fraction, the numerator of which is the number of months (including partial months) in the period beginning on the first day of the relevant performance period and ending with the date as of which the participant's employment with the Company so terminated, and the denominator of which is the is the number of months in such performance period.

                  (b) Except as otherwise provided by the Committee, if a participant's employment with the Company is terminated for any other reason, the participant's right to the payment of an award and all other rights under this Plan will be forfeited, and no amount will be paid or payable hereunder to or in respect of such participant.

                  (c) No award, and no right under any award shall be assignable, alienable, saleable, or transferable by a participant other than by will or by the laws of descent and distribution. Each award, and each right under any award, shall be issuable or payable only to the participant, or, if permissible under applicable law, to the participant's guardian or legal representative and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any affiliate.

           8. Effectiveness. The Plan shall become effective on the date it is initially approved by the sole stockholder of the Company (the "Effective Date").

           9.   Criteria.

                  (a) Covered Employees. The provisions of this Section 9 shall
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         be applicable to awards under the Plan to "Covered Employees" if the
         Committee so provides at the time of grant (such awards being referred to as "Covered Awards"). For purposes of this Section 9, "Covered Employees" means participants in the Plan who are designated by the Committee prior to the grant of an award hereunder who are, or are expected to be at the time taxable income will be realized with respect to the award, "covered employees" within the meaning of Section 162(m) of the Code.

                  (b) Determinations. Covered Awards shall be made subject to
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         the achievement of one or more pre-established Performance Goals (as defined below), in accordance with procedures to be established by the Committee from time to time. Notwithstanding any provision of the Plan to the contrary, the Committee shall not have discretion to waive or amend such Performance Goals or to increase the amount payable pursuant to Covered Awards after the Performance Goals have been established; provided, however, that the Committee may, in its sole discretion, reduce the amount that would otherwise be payable with respect to any Covered Award, and provided, further, that the provisions of Section 6 shall override any contrary provision of this Section 9.

                  (c) Performance Goals. "Performance Goals" under the Plan will
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         be one or more objective performance goals, established by the
         Committee at the time a grant is made, and based upon the attainment of targets for one or any combination of the following criteria; (i) net income; (ii) earnings before income taxes; (iii) earnings per share;
         (iv) return on shareholders' equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) revenue growth; (viii) earnings growth; (ix) shareholder return; (x) cash flow; (xi) return on assets; (xii) pretax operating income; (xiii) net economic profit (operating earnings minus a charge for capital);
         (xiv) customer satisfaction; (xv) provider satisfaction; (xvi) employee satisfaction; (xvii) quality of networks; or (xviii) strategic innovation. Performance Goals also

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         may consist of attainment of specified levels of Company performance, based upon one or more of the criteria described above relative to prior periods of the performance of other corporations. Performance Goals will be set by the Committee within any time period required to ensure deductibility under the Code.

                  (d) Written Certification; Maximum Annual Award. No payment
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         shall be made pursuant to a Covered Award unless and until the
         Committee shall have certified in writing that the applicable Performance Goals have been attained. The maximum amount payable pursuant to Covered Awards to a particular Covered Employee for any fiscal year of the Company shall be $5 million.

                  (e) Deferrals. The Committee may from time to time establish
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         procedures pursuant to which Covered Employees will be permitted or required to defer receipt of awards under the Plan.

                  (f) Composition of Committee. Notwithstanding any other
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         provision of the Plan, for all purposes involving Covered Awards, the
         Committee shall consist of at least two members of the Board, each of whom is an "outside director" within the meaning of Section 162(m).

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